UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

Design Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40288	82-3929248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6005 Hidden Valley Road, Suite 110 Carlsbad, California		92011
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 293-4900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DSGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2021, Justin Thacker notified Design Therapeutics, Inc. (the “Company”) of his intention to resign as the Company’s VP, Finance and from his position as the Company’s principal accounting officer, effective August 13, 2021, to pursue another opportunity. Effective as of August 13, 2021, Dawn Giangiulio, the Company’s Controller, will become the Company’s interim principal accounting officer for purposes of the Securities Exchange Act of 1934, as amended.

Ms. Giangiulio joined the Company as Controller in April 2020. Ms. Giangiulio also currently serves as Controller of ARS Pharmaceuticals, Inc. on a part-time basis and has resigned from ARS Pharmaceuticals, Inc. effective as of September 3, 2021. Previously, Ms. Giangiulio served as Senior Manager R&D Finance of Teva Pharmaceutical Industries Ltd. (“Teva”), a global and publicly traded pharmaceutical company, from May 2015 until April 2020. Prior to Teva, Ms. Giangiulio served as Senior Accounting Manager for Auspex Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from April 2014 until its acquisition by Teva in May 2015. Ms. Giangiulio began her career at PricewaterhouseCoopers and is a licensed Certified Public Accountant (California active). Ms. Giangiulio received her B.S. in Commerce at Santa Clara University.

There are no arrangements or understandings between Ms. Giangiulio and any other persons in connection with Ms. Giangiulio’s appointment as interim principal accounting officer. There are also no family relationships between Ms. Giangiulio and any director or executive officer of the Company and Ms. Giangiulio has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DESIGN THERAPEUTICS, INC.

Date: August 6, 2021	By:	/s/ João Siffert, M.D.
João Siffert, M.D.
President and Chief Executive Officer